AMENDMENT NO. 1
                                     TO THE
                            SALARIED PENSION PLAN OF
                            ELJER MANUFACTURING, INC.




         Pursuant to Section 10.01 of the Salaried Pension Plan of Eljer Manufacturing, Inc., as amended and restated effective as of April 1, 1989 (the "Plan"), this Amendment No. 1 to the Plan is adopted, effective as set forth herein, by Eljer Manufacturing, Inc. (the "Company").

                              W I T N E S S E T H :

         WHEREAS, the Company desires to amend the Plan for the purposes of freezing participation under the Plan effective December 31, 1995 and freezing the accrual of benefits under the Plan as provided herein effective December 31, 1995;

         NOW, THEREFORE, the Plan is amended in the following respects:

                                       1.

Section 1.04, defining "Average Final Compensation," is amended by adding the following new sentence at the end of said Section:

         Notwithstanding anything in the Plan to the contrary, a Member's Average Final Compensation shall be frozen on December 31, 1995 and all Compensation paid to the Member after December 31, 1995 shall be disregarded in determining the Member's Average Final Compensation.


                                       2.

Section 1.12, defining "Compensation," is amended by adding the following new paragraph at the end of said Section:

                  Notwithstanding anything in the Plan to the contrary, an Employee's Compensation shall be frozen on December 31, 1995, and all amounts paid to the Employee after December 31, 1995 shall be disregarded in determining the Employee's Compensation.







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                                       3.

Section 1.13, defining "Covered Compensation," is amended by adding the following new sentence at the end of said Section:

         Notwithstanding anything in the Plan to the contrary, a Member's Covered Compensation shall be frozen on December 31, 1995.


                                       4.

Section 1.14, defining "Credited Service," is amended by adding the following new sentence at the end of said Section:

         Notwithstanding anything in the Plan to the contrary:


                  (a) With respect to a Member who is less than 50 years of age on December 31, 1995, the Member's Credited Service shall be frozen on December 31, 1995, and all service for periods after December 31, 1995 shall be disregarded in determining the Member's Credited Service; and

                  (b) With respect to a Member who is 50 years of age or older on December 31, 1995, the Member's Credited Service shall not be frozen and all service shall be considered in determining the Member's Credited Service in accordance with Section 3.02.


                                       5.

Section 1.25, defining "Final Average Compensation," is amended by adding the following new sentence at the end of said Section:

         Notwithstanding anything in the Plan to the contrary, a Member's Final Average Compensation shall be frozen on December 31, 1995, and all Compensation paid to the Member after December 31, 1995 shall be disregarded in determining the Member's Final Average Compensation.







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                                       6.

Article II of the Plan is amended by adding the following new Section 2.04:

         Section 2.04.  No New Members.  Notwithstanding
anything in the Plan to the contrary, no new Members shall be admitted to the Plan after December 31, 1995.


                                       7.

This Amendment No. 1 to the Plan is effective December 31, 1995.

         IN WITNESS WHEREOF, Eljer Manufacturing, Inc. has adopted this Amendment No. 1 to the Salaried Pension Plan of Eljer
Manufacturing, Inc. this 29 day of September, 1995.


                            ELJER MANUFACTURING, INC.

                            By:/s/ Brooks F. Sherman
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